Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement No. 333-31615.

                                       ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
   April 24, 2000